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                                                                   EXHIBIT 10.1


                          CONSOLIDATED PROMISSORY NOTE
                     (The Conrad von Bibra Revocable Trust)

$350,000.00                                              Lake Forest, California
                                                              September 29, 2004

ON DEMAND, for value received, the undersigned, Prism Software Corporation, a Delaware corporation (the "Company"), promises to pay to the order of the Conrad von Bibra Revocable Trust (the "Lender"), at 1415 Milan Ave, South Pasadena, California 91030, or at such other place as the Lender may designate in writing, the principal amount of Three Hundred Fifty Thousand Dollars and No Cents ($350,000.00), which consists of certain advances listed below. This Note is also secured by the Security Agreement dated March 27, 2003.

                                    RECITALS:

1. TERMS OF BORROWINGS. The borrowings (the "Obligations") shall be on the following terms and conditions:

         1.1 INTEREST RATE. From October 1, 2004, the Obligations shall bear simple interest at a rate of 8% (eight percent) per annum

         1.2 PAYMENT ON DEMAND. Amounts due under the Obligations shall be paid within three days after receipt of written demand for such amounts from Lender. The Company may, at its option, prepay all or any amount owed. Unless otherwise specified by Lender, any such payment shall be credited to principal and interest accrued upon such principal.

2. ATTORNEYS' FEES. In the event any judicial proceedings are instituted to enforce or interpret the rights and obligations of the Company and the Lender under this Note, the prevailing party in such proceeding shall be entitled to reasonable attorneys' fees and costs, as well as related costs of collection and appeal.

3. GOVERNING LAW. This Note and all transactions hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of California, without regard to any choice of law or conflict of law provisions thereof.

4. SEVERABILITY. Should any provision of this Note be declared or be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Note, and the legality, validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.       SCHEDULE OF ADVANCES.

                    DATE OF         PRINCIPAL
                    ADVANCE          AMOUNT
                  -----------     ------------
                   7/14/2004        40,000.00
                   7/29/2004        35,000.00
                   8/13/2004        40,000.00
                   8/31/2004        40,000.00
                   9/01/2004        40,000.00
                   9/13/2004        45,000.00
                   9/14/2004        15,000.00
                   9/16/2004        45,000.00
                   9/29/2004        50,000.00
                                  ------------
                                   350,000.00
                                  ============


                                             Prism Software Corporation


                                             By: /s/ David Ayres
                                                 ______________________________
                                                 David Ayres, President